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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                OCTOBER 25, 1999
                       (Date of earliest event reported)

                             TENNECO PACKAGING INC.
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                       001-15157                     36-2552989
(State or Other Jurisdiction     (Commission File Number)             (IRS Employer
      of Incorporation)                                          Identification Number)

               1900 WEST FIELD COURT, LAKE FOREST, ILLINOIS 60045
             (Address of Principal Executive Offices)    (Zip Code)

                                 (847) 482-2000
              (Registrant's Telephone Number, Including Area Code)

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ITEM 5. OTHER EVENTS.

     On October 25, 1999, Tenneco Inc. announced that it is postponing its sale, through a registered offering, of its remaining interest in Packaging Corporation of America (PCA) as described in a press release, a copy of which is filed under Item 7 as Exhibit 99.2 and incorporated herein.

     On October 25, 1999, Tenneco Inc. reported its third quarter 1999 income which was announced in a press release, a copy of which is filed under Item 7 as
Exhibit 99.3 and incorporated herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      EXHIBITS. The following exhibits are filed with this Report
(c)   on Form 8-K:
99.1  Press Release dated October 25, 1999
99.2  Press Release dated October 25, 1999

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Tenneco Packaging Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TENNECO PACKAGING INC.

                                          By:  /s/ JAMES V. FAULKNER, JR.
                                            ------------------------------------
                                            James V. Faulkner, Jr.
                                            Vice President and
                                            General Counsel

October 28, 1999